EXHIBIT 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES FROM CONTINUING OPERATIONS

QUARTERLY SALES TREND ANALYSIS

($ in millions)

Net Sales	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$3,710	$3,856	$7,566	$3,848	$11,414	$4,150	$15,564	$3,578	$3,886	$7,464	$3,778	$11,242			-2%	-2%
US Pharmaceuticals	1,926	2,048	3,974	2,135	6,109	2,242	8,351	1,767	2,084	3,851	2,069	5,920			-3%	-3%
Primary Care	1,381	1,419	2,800	1,496	4,296	1,721	6,017	1,258	1,539	2,797	1,486	4,283			-1%	0%
Oncology/Virology	432	510	942	487	1,429	351	1,780	348	345	693	370	1,063			-24%	-26%
Neuroscience	113	119	232	152	384	170	554	161	200	361	213	574			40%	49%
Latin America/Canada	251	257	508	246	754	287	1,041	258	306	564	285	849			16%	13%
Europe and Middle East Medicines	1,189	1,185	2,374	1,128	3,502	1,219	4,721	1,201	1,112	2,313	1,030	3,343			-9%	-5%
Asia/Pacific Medicines	287	318	605	297	902	354	1,256	299	329	628	342	970			15%	8%
Nutritionals	502	510	1,012	484	1,496	505	2,001	526	548	1,074	547	1,621			13%	8%
Related Healthcare	414	453	867	446	1,313	502	1,815	428	455	883	442	1,325			-1%	1%
ConvaTec	217	234	451	237	688	266	954	228	247	475	250	725			5%	5%
Medical Imaging	139	151	290	145	435	154	589	145	151	296	150	446			3%	3%
Consumer Medicines	58	68	126	64	190	82	272	55	57	112	42	154			-34%	-19%
Total Company	$4,626	$4,819	$9,445	$4,778	$14,223	$5,157	$19,380	$4,532	$4,889	$9,421	$4,767	$14,188			0%	0%

% of Total Sales	2004							2005							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	80.2%	80.0%	80.1%	80.6%	80.3%	80.5%	80.3%	79.0%	79.5%	79.2%	79.3%	79.2%			(130)	(110)
US Pharmaceuticals	41.6%	42.5%	42.1%	44.7%	43.0%	43.5%	43.1%	39.0%	42.6%	40.9%	43.4%	41.7%			(130)	(130)
Primary Care	29.9%	29.4%	29.6%	31.3%	30.2%	33.4%	31.0%	27.8%	31.4%	29.7%	31.2%	30.2%			(10)	0
Oncology/Virology	9.3%	10.6%	10.0%	10.2%	10.1%	6.8%	9.2%	7.7%	7.1%	7.4%	7.8%	7.5%			(240)	(260)
Neuroscience	2.4%	2.5%	2.5%	3.2%	2.7%	3.3%	2.9%	3.5%	4.1%	3.8%	4.4%	4.0%			120	130
Latin America/Canada	5.4%	5.3%	5.4%	5.1%	5.3%	5.6%	5.4%	5.7%	6.3%	6.0%	6.0%	6.0%			90	70
Europe and Middle East Medicines	25.7%	24.6%	25.1%	23.6%	24.6%	23.6%	24.4%	26.5%	22.7%	24.6%	21.6%	23.6%			(200)	(100)
Asia/Pacific Medicines	6.2%	6.6%	6.4%	6.2%	6.3%	6.9%	6.5%	6.6%	6.7%	6.7%	7.2%	6.8%			100	50
Nutritionals	10.9%	10.6%	10.7%	10.1%	10.5%	9.8%	10.3%	11.6%	11.2%	11.4%	11.5%	11.4%			140	90
Related Healthcare	8.9%	9.4%	9.2%	9.3%	9.2%	9.7%	9.4%	9.4%	9.3%	9.4%	9.2%	9.4%			(10)	20
ConvaTec	4.7%	4.9%	4.8%	5.0%	4.8%	5.1%	4.9%	5.0%	5.0%	5.1%	5.2%	5.1%			20	30
Medical Imaging	3.0%	3.1%	3.1%	3.0%	3.1%	3.0%	3.1%	3.2%	3.1%	3.1%	3.1%	3.2%			10	10
Consumer Medicines	1.2%	1.4%	1.3%	1.3%	1.3%	1.6%	1.4%	1.2%	1.2%	1.2%	0.9%	1.1%			(40)	(20)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2005

($ in millions)

	Pharmaceuticals	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
QUARTER-TO-DATE

Price Increases(Decreases)	2%	1%	-4%	-1%	—	1%
Foreign Exchange	1%	2%	1%	1%	—	1%
Volume	-5%	10%	8%	3%	-34%	-2%

Total Change	-2%	13%	5%	3%	-34%	—

Total 2005 Period to Date Sales	$3,778	$547	$250	$150	$42	$4,767
Total 2004 Period to Date Sales	$3,848	$484	$237	$145	$64	$4,778

	Pharmaceuticals	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
YEAR-TO-DATE

Price Increases(Decreases)	-1%	2%	-2%	-1%	—	—
Foreign Exchange	2%	1%	3%	1%	—	2%
Volume	-3%	5%	4%	3%	-19%	-2%

Total Change	-2%	8%	5%	3%	-19%	—

Total 2005 Period to Date Sales	$11,242	$1,621	$725	$446	$154	$14,188
Total 2004 Period to Date Sales	$11,414	$1,496	$688	$435	$190	$14,223

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

CONTINUING OPERATIONS

($ in Millions, except EPS)

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,626	$4,819	$9,445	$4,778	$14,223	$5,157	$19,380	$4,532	$4,889	$9,421	$4,767	$14,188			0%	0%

Cost of products sold	1,357	1,500	2,857	1,467	4,324	1,665	5,989	1,367	1,483	2,850	1,483	4,333			1%	0%
Marketing, selling, and administrative	1,226	1,201	2,427	1,199	3,626	1,390	5,016	1,183	1,268	2,451	1,286	3,737			7%	3%
Advertising and promotion	316	346	662	325	987	424	1,411	318	365	683	349	1,032			7%	5%
Research and development	583	625	1,208	615	1,823	677	2,500	653	649	1,302	669	1,971			9%	8%
Acquired in-process R&D	—	62	62	1	63	—	63	—	—	—	—	—			-100%	-100%
Provision for restructuring	12	6	18	57	75	29	104	3	2	5	(5)	—			-109%	-100%
Litigation charges, net	—	379	379	25	404	16	420	124	(26)	98	(26)	72			*	-82%
Gain on sale of businesses	(295)	(18)	(313)	(3)	(316)	(4)	(320)	—	—	—	(569)	(569)			*	-80%
Equity in net income from affiliates, net	(75)	(59)	(134)	(70)	(204)	(69)	(273)	(69)	(87)	(156)	(84)	(240)			-20%	-18%
Other (income)/expense, net	38	8	46	16	62	(10)	52	25	105	130	38	168			138%	171%

Total expenses	3,162	4,050	7,212	3,632	10,844	4,118	14,962	3,604	3,759	7,363	3,141	10,504			-14%	-3%

Earnings from Continuing Operations Before Minority interest and income taxes	1,464	769	2,233	1,146	3,379	1,039	4,418	928	1,130	2,058	1,626	3,684			42%	9%

Provision for income taxes	396	118	514	239	753	766	1,519	268	(21)	247	507	754			112%	0%
Minority Interest, Net	107	128	235	152	387	134	521	122	160	282	155	437			2%	13%

Earnings from Continuing Operations	$961	$523	$1,484	$755	$2,239	$139	$2,378	$538	$991	$1,529	$964	$2,493			28%	11%

Diluted Earnings per Common Share Continuing Operations	$0.49	$0.27	$0.76	$0.38	$1.14	$0.07	$1.21	$0.27	$0.50	$0.78	$0.49	$1.27			29%	11%

Average Common Shares Outstanding – Diluted	1,976	1,976	1,976	1,975	1,975	1,976	1,976	1,981	1,984	1,982	1,984	1,983			0%	0%
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28	$1.12	$0.28	$0.28	$0.56	$0.28	$0.84			—	—

	2004							2005							Basis Point Change
% of Net Sales	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	70.7%	68.9%	69.8%	69.3%	69.6%	67.7%	69.1%	69.8%	69.7%	69.7%	68.9%	69.5%			(40)	(10)
Cost of products sold	29.3%	31.1%	30.2%	30.7%	30.4%	32.3%	30.9%	30.2%	30.3%	30.3%	31.1%	30.5%			40	10
Marketing, selling, and admin	26.5%	24.9%	25.7%	25.1%	25.5%	27.0%	25.9%	26.1%	25.9%	26.0%	27.0%	26.3%			190	80
Advertising and promotion	6.8%	7.2%	7.0%	6.8%	6.9%	8.2%	7.3%	7.0%	7.5%	7.2%	7.3%	7.3%			50	40
Research and development	12.6%	13.0%	12.8%	12.9%	12.8%	13.1%	12.9%	14.4%	13.3%	13.8%	14.0%	13.9%			110	110
Total expenses	68.4%	84.0%	76.4%	76.0%	76.2%	79.9%	77.2%	79.5%	76.9%	78.2%	65.9%	74.0%			(1,010)	(220)
Earnings from Continuing Operations Before Minority interest and income taxes	31.6%	16.0%	23.6%	24.0%	23.8%	20.1%	22.8%	20.5%	23.1%	21.8%	34.1%	26.0%			1,010	220

Earnings from Continuing Operations	20.8%	10.9%	15.7%	15.8%	15.7%	2.7%	12.3%	11.9%	20.3%	16.2%	20.2%	17.6%			440	190

Other Ratios
Effective Tax Rate	27.0%	15.3%	23.0%	20.9%	22.3%	73.7%	34.4%	28.9%	-1.9%	12.0%	31.2%	20.5%

	2004							2005							% Change
Other (Income)/ Expense, net	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$69	$70	$139	$80	$219	$91	$310	$97	$73	$170	$79	$249			-1%	14%
Interest income	(17)	(21)	(38)	(29)	(67)	(38)	(105)	(45)	(23)	(68)	(28)	(96)			3%	-43%
Foreign exchange	17	38	55	(20)	35	(30)	5	12	35	47	—	47			100%	34%
Other - net	(31)	(79)	(110)	(15)	(125)	(33)	(158)	(39)	20	(19)	(13)	(32)			13%	74%

	$38	$8	$46	$16	$62	($10)	$52	$25	$105	$130	$38	$168			138%	171%

*	in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$4,626	$4,819	$9,445	$4,778	$14,223	$5,157	$19,380	$4,532	$4,889	$9,421	$4,767	$14,188			0%	0%

PHARMACEUTICALS	3,710	3,856	7,566	3,848	11,414	4,150	15,564	3,578	3,886	7,464	3,778	11,242			-2%	-2%

Cardiovascular	1,748	1,891	3,639	1,951	5,590	2,150	7,740	1,712	2,031	3,743	1,935	5,678			-1%	2%
Plavix	697	769	1,466	902	2,368	959	3,327	814	968	1,782	980	2,762			9%	17%
Pravachol	671	656	1,327	598	1,925	710	2,635	520	625	1,145	527	1,672			-12%	-13%
Avapro/ Avalide	197	233	430	241	671	259	930	196	258	454	251	705			4%	5%
Monopril	65	72	137	69	206	68	274	59	54	113	49	162			-29%	-21%
Coumadin	37	77	114	65	179	76	255	49	50	99	57	156			-12%	-13%

Virology	343	385	728	399	1,127	454	1,581	430	452	882	438	1,320			10%	17%
Sustiva	139	153	292	157	449	172	621	173	167	340	170	510			8%	14%
Reyataz	75	85	160	106	266	148	414	149	183	332	176	508			66%	91%
Zerit	58	78	136	69	205	67	272	59	59	118	51	169			-26%	-18%
Videx/ Videx EC	71	69	140	67	207	67	274	49	43	92	41	133			-39%	-36%

Infectious Diseases	306	294	600	277	877	353	1,230	306	278	584	251	835			-9%	-5%
Cefzil	72	55	127	54	181	89	270	82	54	136	48	184			-11%	2%
Baraclude	—	—	—	—	—	—	—	—	5	5	2	7			—	—

Oncology	543	619	1,162	566	1,728	427	2,155	387	371	758	380	1,138			-33%	-34%
Taxol	243	249	492	243	735	256	991	205	186	391	175	566			-28%	-23%
Erbitux	17	72	89	84	173	88	261	87	98	185	107	292			27%	69%
Paraplatin	228	241	469	177	646	27	673	44	33	77	42	119			-76%	-82%

Affective (Psychiatric) Disorders	158	166	324	210	534	239	773	232	284	516	306	822			46%	54%
Abilify**	115	122	237	165	402	191	593	188	240	428	260	688			58%	71%

Metabolics	161	79	240	43	283	53	336	43	51	94	43	137			—	-52%
Glucophage franchise	161	79	240	43	283	53	336	43	51	94	43	137			—	-52%

Other Pharmaceuticals
Efferalgan	78	59	137	61	198	76	274	88	55	143	66	209			8%	6%

NUTRITIONALS	502	510	1,012	484	1,496	505	2,001	526	548	1,074	547	1,621			13%	8%
Enfamil	208	224	432	203	635	224	859	235	250	485	230	715			13%	13%

RELATED HEALTHCARE	414	453	867	446	1,313	502	1,815	428	455	883	442	1,325			-1%	1%

CONVATEC	217	234	451	237	688	266	954	228	247	475	250	725			5%	5%
Ostomy	127	137	264	135	399	152	551	127	139	266	139	405			3%	2%
Wound Therapeutics	87	94	181	99	280	111	391	97	103	200	104	304			5%	9%

MEDICAL IMAGING	139	151	290	145	435	154	589	145	151	296	150	446			3%	3%
Cardiolite	92	105	197	101	298	108	406	102	108	210	106	316			5%	6%

CONSUMER MEDICINES	58	68	126	64	190	82	272	55	57	112	42	154			-34%	-19%

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2004							2005							% Change		% Change in U.S.Rx Demand
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,508	$2,662	$5,170	$2,633	$7,803	$2,810	$10,613	$2,310	$2,668	$4,978	$2,638	$7,616			0%	-2%	N/A	N/A

PHARMACEUTICALS	1,966	2,071	4,037	2,154	6,191	2,255	8,446	1,777	2,097	3,874	2,082	5,956			-3%	-4%	N/A	N/A

Cardiovascular	1,074	1,207	2,281	1,320	3,601	1,482	5,083	1,080	1,377	2,457	1,328	3,785			1%	5%
Plavix	585	651	1,236	781	2,017	816	2,833	673	823	1,496	833	2,329			7%	15%	12%	14%
Pravachol	343	326	669	318	987	433	1,420	258	353	611	297	908			-7%	-8%	-18%	-16%
Avapro/ Avalide	116	144	260	148	408	154	562	102	157	259	147	406			-1%	0%	11%	13%
Monopril	(1)	13	12	13	25	9	34	3	2	5	1	6			-92%	-76%	-58%	-61%
Coumadin	31	70	101	58	159	69	228	42	42	84	49	133			-16%	-16%	-22%	-18%

Virology	187	218	405	231	636	258	894	231	226	457	237	694			3%	9%
Sustiva	76	90	166	95	261	103	364	103	97	200	101	301			6%	15%	6%	5%
Reyataz	66	65	131	75	206	99	305	92	98	190	105	295			40%	43%	35%	44%
Zerit	16	38	54	34	88	31	119	26	26	52	24	76			-29%	-14%	-31%	-31%
Videx/ Videx EC	29	25	54	27	81	25	106	10	5	15	7	22			-74%	-73%	-72%	-62%

Infectious Diseases	78	62	140	66	206	105	311	92	62	154	55	209			-17%	1%
Cefzil	42	29	71	30	101	60	161	50	30	80	27	107			-10%	6%	-15%	-9%
Baraclude	—	—	—	—	—	—	—	—	5	5	2	7			—	—	N/A	N/A

Oncology	240	290	530	255	785	92	877	115	112	227	131	358			-49%	-54%
Taxol	14	1	15	9	24	7	31	4	4	8	4	12			-56%	-50%	N/A	N/A
Erbitux	17	72	89	83	172	88	260	87	97	184	106	290			28%	69%	N/A	N/A
Paraplatin	198	206	404	145	549	(12)	537	15	(1)	14	9	23			-94%	-96%	N/A	N/A

Affective (Psychiatric) Disorders	117	121	238	157	395	180	575	167	206	373	221	594			41%	50%
Abilify**	113	119	232	152	384	170	554	161	200	361	214	575			41%	50%	38%	46%

Metabolics	155	73	228	39	267	48	315	39	44	83	38	121			-3%	-55%
Glucophage franchise	155	73	228	39	267	48	315	39	44	83	38	121			-3%	-55%	-46%	-66%

Other Pharmaceuticals
Efferalgan	—	—	—	—	—	—	—	—	—	—	—	—			—	—	N/A	N/A

NUTRITIONALS	256	255	511	230	741	250	991	255	267	522	266	788			16%	6%
Enfamil	144	158	302	137	439	157	596	162	171	333	168	501			23%	14%	N/A	N/A

RELATED HEALTHCARE	245	264	509	257	766	294	1,060	242	253	495	252	747			-2%	-2%

CONVATEC	71	71	142	72	214	87	301	66	71	137	82	219			14%	2%
Ostomy	40	41	81	39	120	47	167	34	38	72	43	115			10%	-4%	N/A	N/A
Wound Therapeutics	30	30	60	31	91	39	130	30	29	59	34	93			10%	2%	N/A	N/A

MEDICAL IMAGING	120	127	247	123	370	128	498	124	127	251	129	380			5%	3%
Cardiolite	83	92	175	91	266	95	361	91	96	187	95	282			4%	6%	N/A	N/A

CONSUMER MEDICINES	54	66	120	62	182	79	261	52	55	107	41	148			-34%	-19%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.
As a result, the sum of segment sales does not tie to Total Company sales.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/-200%

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2004							2005							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,118	$2,157	$4,275	$2,145	$6,420	$2,347	$8,767	$2,222	$2,221	$4,443	$2,129	$6,572			-1%	2%

PHARMACEUTICALS	1,744	1,785	3,529	1,694	5,223	1,895	7,118	1,801	1,789	3,590	1,696	5,286			0%	1%

Cardiovascular	674	684	1,358	631	1,989	668	2,657	632	654	1,286	607	1,893			-4%	-5%
Plavix	112	118	230	121	351	143	494	141	145	286	147	433			21%	23%
Pravachol	328	330	658	280	938	277	1,215	262	272	534	230	764			-18%	-19%
Avapro/ Avalide	81	89	170	93	263	105	368	94	101	195	104	299			12%	14%
Monopril	66	59	125	56	181	59	240	56	52	108	48	156			-14%	-14%
Coumadin	6	7	13	7	20	7	27	7	8	15	8	23			14%	15%

Virology	156	167	323	168	491	196	687	199	226	425	201	626			20%	27%
Sustiva	63	63	126	62	188	69	257	70	70	140	69	209			11%	11%
Reyataz	9	20	29	31	60	49	109	57	85	142	71	213			129%	*
Zerit	42	40	82	35	117	36	153	33	33	66	27	93			-23%	-21%
Videx/ Videx EC	42	44	86	40	126	42	168	39	38	77	34	111			-15%	-12%

Infectious Diseases	228	232	460	211	671	248	919	214	216	430	196	626			-7%	-7%
Cefzil	30	26	56	24	80	29	109	32	24	56	21	77			-13%	-4%
Baraclude	—	—	—	—	—	—	—	—	—	—	—	—			—	—

Oncology	303	329	632	311	943	335	1,278	272	259	531	249	780			-20%	-17%
Taxol	229	248	477	234	711	249	960	201	182	383	171	554			-27%	-22%
Erbitux	—	—	—	1	1	0	1	0	1	1	1	2			—	100%
Paraplatin	30	35	65	32	97	39	136	29	34	63	33	96			3%	-1%

Affective (Psychiatric) Disorders	41	45	86	53	139	59	198	65	78	143	85	228			60%	64%
Abilify**	2	3	5	13	18	21	39	27	40	67	46	113			*	*

Metabolics	6	6	12	4	16	5	21	4	7	11	5	16			25%	—
Glucophage franchise	6	6	12	4	16	5	21	4	7	11	5	16			25%	—

Other Pharmaceuticals
Efferalgan	78	59	137	61	198	76	274	88	55	143	66	209			8%	6%

NUTRITIONALS	246	255	501	254	755	255	1,010	271	281	552	281	833			11%	10%
Enfamil	64	66	130	66	196	67	263	73	79	152	62	214			-6%	9%

RELATED HEALTHCARE	169	189	358	189	547	208	755	186	202	388	190	578			1%	6%

CONVATEC	146	163	309	165	474	179	653	162	176	338	168	506			2%	7%
Ostomy	87	96	183	96	279	105	384	93	101	194	96	290			—	4%
Wound Therapeutics	57	64	121	68	189	72	261	67	74	141	70	211			3%	12%

MEDICAL IMAGING	19	24	43	22	65	26	91	21	24	45	21	66			-5%	2%
Cardiolite	9	13	22	10	32	13	45	11	12	23	11	34			10%	6%

CONSUMER MEDICINES	4	2	6	2	8	3	11	3	2	5	1	6			-50%	-25%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.
As a result, the sum of segment sales does not tie to Total Company sales.
**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/-200%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2005
	Q1	Q2	Q3		TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$928	$1,130	$1,626		$3,684
Specified items:
Gain on sale of equity investment	(18)	(9)	—		(27)
Litigation reserves	124	269	—		393
Insurance recoveries	—	(295)	(26)		(321)
Provision for restructuring / other	68	94	31		193
Gain on sale of businesses	—	—	(569)		(569)

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,102	$1,189	$1,062		$3,353

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$1,464	$769	$1,146	$1,039	$4,418

Specified items:
Gain on sale of businesses	(295)	(18)	(3)	(4)	(320)
In-process research and development	—	62	1	—	63
Provision for restructuring / other	34	42	115	76	267
Litigation reserves	—	455	36	16	507

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,203	$1,310	$1,295	$1,127	$4,935

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

	2005
	Q1	Q2	Q3		TOTAL YEAR*
Diluted Earnings per Common Share from Continuing Operations	$0.27	$0.50	$0.49		$1.27
Specified items:
Gain on sale of equity investment	(0.01)	—	—		(0.01)
Litigation reserves	0.05	0.10	—		0.15
Insurance recoveries	—	(0.09)	(0.01)		(0.10)
Provision for restructuring / other	0.03	0.03	0.02		0.07
Gain on sale of businesses	—	—	(0.19)		(0.19)
Tax items	—	(0.07)	—		(0.07)

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.34	$0.47	$0.31		$1.12

	2004
	Q1	Q2	Q3	Q4	TOTAL YEAR
Diluted Earnings per Common Share from Continuing Operations	$0.49	$0.27	$0.38	$0.07	$1.21

Specified items:
Gain on sale of businesses	(0.09)	(0.01)	—	—	(0.10)
In-process research and development	—	0.03	—	—	0.03
Provision for restructuring / other	0.01	0.02	0.04	0.03	0.10
Litigation reserves	—	0.15	0.01	—	0.16
Tax items	—	—	0.01	0.29	0.30

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.41	$0.46	$0.44	$0.39	$1.70

*	amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

($ in millions)

	Cost of products sold	Gain on sale of business	Provision for restructuring and other items, net	Litigation settlement income	Other expense, net	Total
Three months ended September 30, 2005

Litigation Matters:
Insurance recoveries	$—	$—	$—	$(26)	$—	$(26)

Other:
Gain on sale of Consumer Medicines businesses	—	(569)	—	—	—	(569)
Loss on sale of fixed assets	—	—	—	—	1	1
Accelerated depreciation and asset impairment	35	—	—	—	—	35
Downsizing and streamlining of worldwide operations	—	—	(5)	—	—	(5)

	$35	$(569)	$(5)	$(26)	$1	(564)

Income taxes on items above						202

Increase to Net Earnings from Continuing Operations						$(362)

	Cost of products sold	Research and development	Acquired in-process research and development	Gain on sale of business	Provision for restructuring and other items, net	Litigation settlement expense	Other expense, net	Total
Three months ended September 30, 2004

Litigation Matters:
Product liability	$—	$—	$—	$—	$—	$—	$11	$11
Anti-trust litigation	—	—	—	—	—	25	—	25

	—	—	—	—	—	25	11	36
Other:
Gain on sale of Adult Nutritional business	—	—	—	(3)	—	—	—	(3)
Accelerated depreciation	47	1	—	—	—	—	—	48
Downsizing and streamlining of worldwide operations	—	—	—	—	57	—	—	57
Milestone payment	—	10	—	—	—	—	—	10
Acordis IPR&D write-off	—	—	1	—	—	—	—	1

	$47	$11	$1	$(3)	$57	$25	$11	149

Income taxes on items above								(39)

Reduction to Net Earnings from Continuing Operations								$110

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

($ in millions)

	Cost of products sold	Research and development	Gain on sale of business	Litigation settlement expense/ (income)	Other (income)/ expense, net	Total
Nine months ended September 30, 2005

Litigation Matters:
Private litigations and governmental investigations	$—	$—	$—	$373	$—	$373
ERISA liability and other matters	—	—	—	20	—	20
Insurance recoveries	—	—	—	(321)	—	(321)

	—	—	—	72	—	72
Other:
Gain on sale of equity investment	—	—	—	—	(27)	(27)
Loss on sale of fixed assets	—	—	—	—	18	18
Accelerated depreciation and asset impairment	69	2	—	—	—	71
Gain on sale of Consumer Medicines businesses	—	—	(569)	—	—	(569)
Upfront and milestone payments	—	35	—	—	—	35
Debt retirement costs	—	—	—	—	69	69

	$69	$37	$(569)	$72	$60	(331)

Income taxes on items above						178
Adjustment to taxes on repatriation of foreign earnings						(135)

Reduction to Net Earnings from Continuing Operations						$(288)

	Cost of products sold	Research and development	Acquired in-process research and development	Gain on sale of business	Provision for restructuring and other items, net	Litigation settlement expense	Other expense, net	Total
Nine months ended September 30, 2004

Litigation Matters:
Private litigation and governmental	$—	$—	$—	$—	$—	$320	$—	$320
investigations
Product liability	75	—	—	—	—	—	11	86
Pharmaceutical pricing and sales	—	—	—	—	—	34	—	34
litigation
Commercial litigation	26	—	—	—	—	—	—	26
Anti-trust litigation	—	—	—	—	—	50	—	50
Product liability insurance recovery	(25)	—	—	—	—	—	—	(25)

	76	—	—	—	—	404	11	491
Other:
Gain on sale of Adult Nutritional	—	—	—	(316)	—	—	—	(316)
business
Accelerated depreciation	70	1	—	—	—	—	4	75
Downsizing and streamlining of	1	—	—	—	75	—	—	76
worldwide operations
Milestone payments	—	40	—	—	—	—	—	40
Acordis IPR&D write-off	—	—	63	—	—	—	—	63

	$147	$41	$63	$(316)	$75	$404	$15	429

Income taxes on items above								(94)

Reduction to Net Earnings from Continuing Operations								$335

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2004	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005
Cash, cash equivalents and marketable debt securities	$6,725	$6,913	$7,318	$7,474	$5,982	$3,040	$3,781
Receivables, net of allowances	3,106	3,508	3,808	4,373	3,647	3,315	3,306

Short-term borrowings	884	1,078	1,715	1,883	244	292	277
Long-term debt	8,635	8,376	8,540	8,463	8,326	6,008	5,895

Stockholders’ equity	10,533	10,431	10,663	10,202	10,381	10,801	11,268

Capital Expenditures and Capitalized Software	163	140	174	199	181	171	185

BRISTOL-MYERS SQUIBB COMPANY

2005 DILUTED EPS FROM CONTINUING OPERATIONS

IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS Impact
Anticipated restructuring/other	$(0.05)
Licensing milestones	(0.02)
Debt retirement costs	(0.02)
Litigation Reserves	(0.15)
Insurance recoveries	0.10
Gain on sales of equity investment	0.01
Gain on sale of Consumer Medicines	0.19
Adjustment to deferred taxes on repatriation of foreign earnings	0.07

Total	$0.13

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP 15 U.S. PHARMACEUTICAL PRODUCTS

IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

The following table sets forth, for each of the Company’s top 15 pharmaceutical products sold by the Company’s U.S. Pharmaceuticals business (based on 2004 net sales), the amount of the U.S. Pharmaceutical business’s net sales of the applicable product for each of the three months through September 30, 2005 and the estimated number of months on hand of the applicable product in the U.S. wholesaler distribution channel at the end of each quarter.

	September 30, 2004		December 31, 2004		March 31, 2005			June 30, 2005		September 30, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand		Net Sales	Months on Hand	Net Sales	Months on Hand
	($ in millions)		($ in millions)		($ in millions)			($ in millions)		($ in millions)
Abilify	$152	0.6	$170	0.9	$161	0.7		$200	0.7	$214	0.9
Avapro/Avalide	148	0.6	154	0.9	102	0.8		157	0.6	147	0.5
Cefzil	30	0.6	60	1.1	50	0.7		30	0.8	27	0.7
Coumadin	58	0.9	69	1.0	42	1.0		42	0.7	49	0.6
Dovonex	34	0.7	40	0.9	30	0.6		36	0.7	31	0.6
Erbitux*	83	0.2	88	0.2	87		**	97	—	106	—
Glucophage Franchise	39	1.0	48	1.1	39	1.0		44	0.8	38	0.7
Paraplatin	145	1.2	(12)	1.2	15	0.9		(1)	0.8	9	1.1
Plavix	781	0.6	816	0.9	673	0.8		823	0.6	833	0.4
Pravachol	318	0.6	433	1.0	258	0.8		353	0.7	297	0.5
Reyataz	75	0.6	99	0.9	92	0.8		98	0.8	105	0.6
Sustiva	95	0.7	103	0.8	103	0.8		97	0.8	101	0.6
Tequin	31	0.7	39	0.9	38	0.7		22	0.8	21	0.9
Videx/Videx EC	27	0.6	25	0.9	10	1.2		5	1.0	7	1.1
Zerit	34	0.7	31	0.9	26	0.8		26	0.8	24	0.8

The Company determines the above months on hand estimates by dividing the estimated amount of the product in the wholesaler distribution channel by the estimated amount of out-movement of the product over a period of thirty-one days calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers. In addition, such estimates are calculated using data from third parties which data are a product of the third parties’ own record-keeping processes and such third-party data also may reflect estimates.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals, and excludes goods in transit to such wholesalers. The Company determines the amount of out-movement of a product over a period of thirty-one days by using the most recent out-movement of a product as provided by these third parties, adjusted to reflect the Company’s estimate of goods in transit to these wholesalers. The Company estimates the amount of goods in transit by using information provided by these wholesalers with respect to their open orders and the Company’s records of sales to these wholesalers with respect to such open orders.

*	To help maintain the product quality of the Company’s biologic oncology product, ERBITUX, the product is shipped only to end-users and not to other intermediaries (such as wholesalers) to hold for later sales. During 2004 and through May 2005, one of the Company’s wholesalers provided warehousing, packing and shipping services for ERBITUX. Such wholesaler held ERBITUX inventory on consignment and, under the Company’s revenue recognition policy, the Company recognized revenue when such inventory was shipped by the wholesaler to the end-user. The above estimates of months on hand for the three months ended March 31, 2005, were calculated by dividing the inventories of ERBITUX held by the wholesaler for its own account as reported by the wholesaler as of the end of the quarter by the Company’s net sales for the last calendar month of the quarter. The inventory levels reported by the wholesaler are a product of the wholesaler’s own record-keeping process. After the divestiture of OTN in May 2005, the Company no longer had consignment inventory at the wholesaler, and recognized revenue upon shipment to that wholesaler, consistent with its terms of sale and revenue recognition policy. At September 30, 2005, there was no ERBITUX inventory held by wholesalers.
**	Less than 0.1 months on hand.

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP INTERNATIONAL PHARMACEUTICALS PRODUCTS

The following table sets forth for each of the Company’s key products sold by the reporting segments listed below, the net sales of the applicable product for the three months ended March 31, 2005 and June 30, 2005 and the estimated number of months on hand of the applicable product in the direct customer distribution channel for the reporting segment as of March 31, 2005 and June 30, 2005. The estimates of months on hand for key products described below for the International Pharmaceuticals reporting segment are based on data collected for all of the Company’s significant business units outside of the United States.

	March 31, 2005		June 30, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand
	(dollars in millions)		(dollars in millions)
International Pharmaceuticals
Abilify	$27	0.6	$40	0.6
Avapro/Avalide	94	0.4	101	0.4
Bufferin	26	0.5	32	1.0
Capoten	42	0.8	42	0.8
Dafalgan	40	1.3	33	0.8
Efferalgan	88	0.9	55	0.5
Maxipime	46	0.7	52	0.8
Monopril	56	0.6	52	0.7
Paraplatin	29	0.6	34	0.6
Perfalgan	42	0.5	42	0.6
Plavix	141	0.7	145	0.5
Pravachol	262	0.7	272	0.7
Reyataz	57	0.6	85	0.8
Sustiva	70	0.5	70	0.6
Taxol	201	0.5	182	0.5
Videx/Videx EC	39	0.8	38	0.9
Zerit	33	0.6	33	0.6

Nutritionals
Enfamil	235	0.9	250	0.9
Nutramigen	44	1.0	47	1.0

Related Healthcare
ConvaTec
Ostomy	127	0.9	139	0.9
Wound Therapeutics	97	0.8	103	0.8
Medical Imaging
Cardiolite	102	0.7	108	0.7
Consumer Products
Excedrin	39	1.6	38	1.5

The above months on hand information represents the Company’s estimates of aggregate product level inventory on hand at direct customers as of March 31, 2005 and June 30, 2005 divided by the expected demand for the applicable product. Expected demand is the estimated ultimate patient/consumer demand calculated based on estimated end-user consumption or direct customer outmovement data over the most recent thirty-one day period or other reasonable period. Factors that may affect the Company’s estimates include generic competition, seasonality of products, direct customer purchases in light of price increases, new product launches, new warehouse openings by direct customers, new customer stockings by direct customers and expected direct customer purchases for governmental bidding situations.